INVESTMENT OPTIONS
CONTRACT SCHEDULE

OWNER: [John Doe]                                                                                     CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]                                                                           ISSUE DATE:                                 [04/15/07]
ANNUITANT:  [John Doe]                                                                                     INCOME DATE:  [04/15/17]

ALLOCATION GUIDELINES:
[1.  Currently, you can select up to [15] of the Investment Options.
2.   Allocations must be made in whole percentages.]

[INVESTMENT OPTION RESTRICTION FOR ALLOCATING CONTRACT VALUE:
[Group A: no more than [0]% of total Contract Value]
[Group B:  no more than [0]% of total Contract Value]
[Combined Group A and Group B:  no more than [0]% of total Contract Value]
[Combined Group A and Group C:  no more than [0]% of total Contract Value]
[Combined Group B and Group C:  no more than [0]% of total Contract Value]
[Group C:  up to [100]% of Contract Value]]

INVESTMENT OPTIONS:
VARIABLE ACCOUNT:                                             [Allianz Life Variable Account B]
Shown below are the Investment Options.

[Group A Investment Options
AZL COLUMBIA TECHNOLOGY
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES
DAVIS VA FINANCIAL PORTFOLIO
PIMCO VIT COMMODITY PORTFOLIO
AZL SCHRODER EMERGING MARKETS EQUITY FUND
AZL VAN KAMPEN GLOBAL REAL ESTATE
AZL DREYFUS PREMIER SMALL CAP VALUE
AZL FRANKLIN SMALL CAP VALUE
AZL SCHRODER INTERNATIONAL SMALL CAP
AZL SMALL CAP STOCK INDEX
AZL OCC OPPORTUNITY
AZL TURNER QUANTITATIVE SMALL CAP GROWTH]

[Group B Investment Options
AZL NEUBERGER BERMAN REGENCY
OPCAP MID CAP
AZL VAN KAMPEN MID CAP GROWTH
AZL AIM INTERNATIONAL EQUITY
AZL OPPENHEIMER INTERNATIONAL GROWTH
AZL NACM INTERNATIONAL FUND
AZL OPPENHEIMER GLOBAL
AZL VAN KAMPEN GLOBAL FRANCHISE
MUTUAL DISCOVERY SECURITIES
TEMPLETON GROWTH SECURITIES
AZL DAVIS NY VENTURE
AZL OCC VALUE
AZL VAN KAMPEN GROWTH AND INCOME
AZL VAN KAMPEN COMSTOCK
MUTUAL SHARES SECURITIES
AZL FIRST TRUST TARGET DOUBLEPLAY
AZL JENNISON 20/20 FOCUS
AZL LEGG MASON VALUE
AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN
AZL OPPENHEIMER MAIN STREET
AZL S&P 500 INDEX FUND
AZL TARGETPLUS EQUITY
AZL DREYFUS FOUNDERS EQUITY GROWTH
AZL LEGG MASON GROWTH
AZL LMP LARGE CAP GROWTH
AZL JENNISON GROWTH]

[Group C Investment Options
AZL FUSION GROWTH
AZL FUSION MODERATE
AZL TARGETPLUS GROWTH
AZL TARGETPLUS MODERATE
FRANKLIN TEMPLETON VIP FOUNDING FUNDS
AZL VAN KAMPEN EQUITY AND INCOME
BLACKROCK GLOBAL ALLOCATION VI FUND
AZL FUSION BALANCED
AZL TARGETPLUS BALANCED
FRANKLIN INCOME SECURITIES
PIMCO VIT ALL ASSET PORTFOLIO
PIMCO VIT EMERGING MARKETS BOND PORTFOLIO
PIMCO VIT GLOBAL BOND PORTFOLIO
TEMPLETON GLOBAL INCOME SECURITIES
FRANKLIN HIGH INCOME
PIMCO VIT HIGH YIELD
FRANKLIN ZERO COUPON 2010
PIMCO VIT TOTAL RETURN PORTFOLIO
PIMCO VIT REAL RETURN PORTFOLIO
FRANKLIN U.S.GOVERNMENT
AZL MONEY MARKET]

S40796-01

INVESTMENT OPTIONS CONTRACT SCHEDULE

OWNER: [John Doe]                                                                                     CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]                                                                           ISSUE DATE:                                 [04/15/07]
ANNUITANT:  [John Doe]                                                                                     INCOME DATE:  [04/15/17]

ALLOCATION GUIDELINES:
[1.  Currently, you can select up to [15] of the Investment Options.
2.   Allocations must be made in whole percentages.]

[INVESTMENT OPTION RESTRICTION FOR ALLOCATING CONTRACT VALUE:
[Group A: no more than [0]% of total Contract Value]
[Group B:  no more than [0]% of total Contract Value]
[Combined Group A and Group B:  no more than [0]% of total Contract Value]
[Combined Group B and Group C:  no more than [0]% of total Contract Value]
[Group C:  up to [100]% of Contract Value]]

INVESTMENT OPTIONS:
VARIABLE ACCOUNT:                                             [Allianz Life Variable Account B]
Shown below are the Investment Options.

[Group A Investment Options
AZL COLUMBIA TECHNOLOGY
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES
DAVIS VA FINANCIAL PORTFOLIO
PIMCO VIT COMMODITY PORTFOLIO
AZL SCHRODER EMERGING MARKETS EQUITY FUND
AZL VAN KAMPEN GLOBAL REAL ESTATE
AZL DREYFUS PREMIER SMALL CAP VALUE
AZL FRANKLIN SMALL CAP VALUE
AZL SCHRODER INTERNATIONAL SMALL CAP
AZL SMALL CAP STOCK INDEX
AZL OCC OPPORTUNITY
AZL TURNER QUANTITATIVE SMALL CAP GROWTH]

[Group B Investment Options
AZL NEUBERGER BERMAN REGENCY
OPCAP MID CAP
AZL VAN KAMPEN MID CAP GROWTH
AZL AIM INTERNATIONAL EQUITY
AZL OPPENHEIMER INTERNATIONAL GROWTH
AZL NACM INTERNATIONAL FUND
AZL OPPENHEIMER GLOBAL
AZL VAN KAMPEN GLOBAL FRANCHISE
MUTUAL DISCOVERY SECURITIES
TEMPLETON GROWTH SECURITIES
AZL DAVIS NY VENTURE
AZL OCC VALUE
AZL VAN KAMPEN GROWTH AND INCOME
AZL VAN KAMPEN COMSTOCK
AZL OPPENHEIMER MAIN STREET
AZL S&P 500 INDEX FUND
AZL TARGETPLUS EQUITY
AZL DREYFUS FOUNDERS EQUITY GROWTH
AZL LEGG MASON GROWTH
AZL LMP LARGE CAP GROWTH
AZL JENNISON GROWTH]

S40788-02                                                                                                                                          [Income Pro]

[Group C Investment Options
AZL FUSION GROWTH
AZL FUSION MODERATE
AZL TARGETPLUS GROWTH
AZL TARGETPLUS MODERATE
FRANKLIN TEMPLETON VIP FOUNDING FUNDS
AZL VAN KAMPEN EQUITY AND INCOME
BLACKROCK GLOBAL ALLOCATION VI FUND
AZL FUSION BALANCED
AZL TARGETPLUS BALANCED
FRANKLIN INCOME SECURITIES
PIMCO VIT ALL ASSET PORTFOLIO
PIMCO VIT EMERGING MARKETS BOND PORTFOLIO
PIMCO VIT GLOBAL BOND PORTFOLIO
TEMPLETON GLOBAL INCOME SECURITIES
FRANKLIN HIGH INCOME
PIMCO VIT HIGH YIELD
FRANKLIN ZERO COUPON 2010
PIMCO VIT TOTAL RETURN PORTFOLIO
PIMCO VIT REAL RETURN PORTFOLIO
FRANKLIN U.S.GOVERNMENT
AZL MONEY MARKET]

S40788-02                                                                                                                                          [Income Pro]

INVESTMENT OPTIONS CONTRACT SCHEDULE

OWNER: [John Doe]                                                                                     CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]                                                                           ISSUE DATE:                                 [04/15/07]
ANNUITANT:  [John Doe]                                                                                     INCOME DATE:  [04/15/17]

ALLOCATION GUIDELINES:
[1.  Currently, you can select up to [15] of the Investment Options.
2.  Allocations must be made in whole percentages.]

[INVESTMENT OPTION RESTRICTION FOR ALLOCATING CONTRACT VALUE:
[Group A: no more than [0]% of total Contract Value]
[Group B:  no more than [0]% of total Contract Value]
[Combined Group A and Group B:  no more than [0]% of total Contract Value]
[Combined Group A and Group B and Group X:  no more than [0]% of total Contract Value]
[Combined Group B and Group X:  no more than [0]% of total Contract Value]
[Group X:  no more than [100]% of total Contract Value]
[Group Y:  no less than [100]% of total Contract Value]]

INVESTMENT OPTIONS:
VARIABLE ACCOUNT:                                             [Allianz Life Variable Account B]
Shown below are the Investment Options.

[Group A Investment Options
AZL COLUMBIA TECHNOLOGY
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES
DAVIS VA FINANCIAL PORTFOLIO
PIMCO VIT COMMODITY PORTFOLIO
AZL SCHRODER EMERGING MARKETS EQUITY FUND
AZL VAN KAMPEN GLOBAL REAL ESTATE
AZL DREYFUS PREMIER SMALL CAP VALUE
AZL FRANKLIN SMALL CAP VALUE
AZL SCHRODER INTERNATIONAL SMALL CAP
AZL SMALL CAP STOCK INDEX
AZL OCC OPPORTUNITY
AZL TURNER QUANTITATIVE SMALL CAP GROWTH]

[Group B Investment Options
AZL NEUBERGER BERMAN REGENCY
OPCAP MID CAP
AZL VAN KAMPEN MID CAP GROWTH
AZL AIM INTERNATIONAL EQUITY
AZL OPPENHEIMER INTERNATIONAL GROWTH
AZL NACM INTERNATIONAL FUND
AZL OPPENHEIMER GLOBAL
AZL VAN KAMPEN GLOBAL FRANCHISE
MUTUAL DISCOVERY SECURITIES
TEMPLETON GROWTH SECURITIES
AZL DAVIS NY VENTURE
AZL OCC VALUE
AZL VAN KAMPEN GROWTH AND INCOME
AZL VAN KAMPEN COMSTOCK
MUTUAL SHARES SECURITIES
AZL FIRST TRUST TARGET DOUBLEPLAY
AZL JENNISON 20/20 FOCUS
AZL LEGG MASON VALUE
AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN
AZL OPPENHEIMER MAIN STREET
AZL S&P 500 INDEX FUND
AZL TARGETPLUS EQUITY
AZL DREYFUS FOUNDERS EQUITY GROWTH
AZL LEGG MASON GROWTH
AZL LMP LARGE CAP GROWTH
AZL JENNISON GROWTH]

[Group X Investment Options
AZL FUSION GROWTH
AZL FUSION MODERATE
AZL TARGETPLUS GROWTH
AZL TARGETPLUS MODERATE
FRANKLIN TEMPLETON VIP FOUNDING FUNDS
AZL VAN KAMPEN EQUITY AND INCOME
BLACKROCK GLOBAL ALLOCATION VI FUND]

[Group Y Investment Options
AZL FUSION BALANCED
AZL TARGETPLUS BALANCED
FRANKLIN INCOME SECURITIES
PIMCO VIT ALL ASSET PORTFOLIO
PIMCO VIT EMERGING MARKETS BOND PORTFOLIO
PIMCO VIT GLOBAL BOND PORTFOLIO
TEMPLETON GLOBAL INCOME SECURITIES
FRANKLIN HIGH INCOME
PIMCO VIT HIGH YIELD
FRANKLIN ZERO COUPON 2010
PIMCO VIT TOTAL RETURN PORTFOLIO
PIMCO VIT REAL RETURN PORTFOLIO
FRANKLIN U.S.GOVERNMENT
AZL MONEY MARKET]

S40789-02                                                                                                                                          [Invest Pro]

CONTRACT SCHEDULE ADDENDUM

OWNER:                                           [John Doe]                                CONTRACT NUMBER: [??687456]
JOINT OWNER:                                           [Jane Doe]                                RIDER TERMINATION DATE:  [04/15/17]
ANNUITANT:                                           [John Doe]

RIDER CHARGE:  The Rider Charge for the Rider(s) Terminated below is removed from the contract on the Rider Termination Date listed above.

RIDER(S) TERMINATED:
[The applicable rider(s) being removed from the contract will populate this area.]

SERVICE CENTER:                                           [ALLIANZ] SERVICE CENTER
[P.O. Box 561
Minneapolis, MN 55440-0561
800-624-0197]

S40805-DP